SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                 March 19, 1999





                            TF FINANCIAL CORPORATION
     ----------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                       0-24168                 74-2705050
----------------------------       -------------       -------------------------
(State or other jurisdiction       (SEC File No.)            (IRS Employer
     of incorporation)                                       Identification
                                                                Number)




3 Penns Trail, Newtown, Pennsylvania                             18940
----------------------------------------               -------------------------
(Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code:  (215) 579-4000
                                                            --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On March 19, 1999, the Registrant announced that it had completed the repurchase of 159,579 shares totalling approximately 5% of its outstanding common stock in the open market pursuant to a stock repurchase program previously announced by the Registrant. The Registrant currently has 3,041,010 shares of common stock outstanding.

         The Registrant also announced it intends to initiate a repurchase of 5% or 152,052 shares of its outstanding common stock in the open market pursuant to a stock repurchase program. The repurchases will be made from time to time over the next twelve months, subject to the availability of stock.

         For further details, reference is made to the Press Release dated March 19, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99 -- Press Release dated March 19, 1999.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        TF FINANCIAL CORPORATION



Date: March 19, 1999                    By:  /s/John R. Stranford
     ------------------------              -------------------------------------
                                             John R. Stranford
                                             President and Chief
                                             Executive Officer

                                   EXHIBIT 99

                                  NEWS RELEASE




TF FINANCIAL CORPORATION
3 Penns Trail
Newtown, Pennsylvania 18940


For verification, contact:                 John R. Stranford, President and CEO
                                           Bill Niemczura, Senior Vice President
                                           and Chief Financial Officer

Phone:    (215) 579-4000
Fax:      (215) 579-4748
For immediate release March 19, 1999

TF Financial Corporation Completes Stock Repurchase Plan and Announces New Stock Repurchase Plan.



Newtown,  Pennsylvania,  March 19, 1997 - - TF  Financial  Corporation  (NASDAQ:
THRD), the holding company for Third Federal Savings Bank, today announced the completion of the repurchase of 159,579 shares of the Company's common stock. This repurchase represents approximately five percent of the outstanding shares prior to the commencement of the repurchase program of the company and reduces the total outstanding shares to 3,041,010.

John R. Stranford, President of TF Financial Corporation, said that the Corporation intends to repurchase an additional 5% of the Corporation's common stock. Up to 152,052 shares will be repurchased from time to time over the next twelve months through open market transactions, subject to the availability of stock.

President Stranford said that the repurchased shares will be retained as treasury stock.

Third Federal Savings Bank is headquartered in Newtown, Pennsylvania and operates through its main office and fourteen retail office locations throughout Northeast Philadelphia, Lower Bucks County and Mercer County, New Jersey. The Company's Stock is traded under the symbol "THRD" on the NASDAQ Stock Market.